ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1.

DTI Distribution

2.

Loan Balance Distribution

3.

Product- IO Loans

4.

Product- IO ARM Loans

5.

FICO

1. DTI Distribution

DTI Distribution	Loan Count	Outstanding Balance	% by Balance	Weighted Average Gross Coupon	MI Fee
DTI Not Available	21	3,848,270.00	0.38	9.197	N
DTI < 10.00	15	3,306,040.00	0.32	8.563	N
DTI 10.00 - 19.99	112	17,477,455.71	1.71	8.938	N
DTI 20.00 - 29.99	461	74,526,133.60	7.28	8.692	N
DTI 30.00 - 39.99	1,298	236,223,440.53	23.06	8.553	N
DTI 40.00 - 49.99	2,101	440,279,432.34	42.99	8.499	N
DTI 50.00 - 59.99	1,144	246,045,695.47	24.02	8.265	N
DTI 60.00 - 69.99	22	2,476,593.00	0.24	9.195	N
Total:	5,174	1,024,183,060.65	100.00	8.481	N

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2. Loan Balance Distribution

Loan Balance Distribution	Loan Count	Outstanding Balance	% by Balance	Weighted Average Gross Coupon	MI Fee
1 - 25,000	164	3,715,383.35	0.36	12.126	N
25,001 - 50,000	594	21,156,915.10	2.07	11.995	N
50,001 - 75,000	451	28,005,156.35	2.73	11.090	N
75,001 - 100,000	434	38,378,546.04	3.75	9.946	N
100,001 - 150,000	892	111,274,323.54	10.86	9.201	N
150,001 - 200,000	721	125,850,671.07	12.29	8.716	N
200,001 - 250,000	461	103,827,832.55	10.14	8.307	N
250,001 - 300,000	417	114,137,583.10	11.14	8.235	N
300,001 - 350,000	307	99,828,376.12	9.75	7.980	N
350,001 - 400,000	214	80,482,324.09	7.86	7.917	N
400,001 - 450,000	147	62,355,962.67	6.09	7.905	N
450,001 - 500,000	95	45,027,683.31	4.40	7.654	N
500,001 - 550,000	73	38,261,255.81	3.74	7.761	N
550,001 - 600,000	56	32,401,815.83	3.16	8.184	N
600,001 - 650,000	39	24,576,170.57	2.40	7.814	N
650,001 - 700,000	22	14,928,050.00	1.46	8.302	N
700,001 - 750,000	17	12,367,357.29	1.21	8.207	N
750,001 - 800,000	21	16,342,347.74	1.60	7.899	N
800,001 - 850,000	10	8,363,000.00	0.82	7.353	N
850,001 - 900,000	8	7,061,150.00	0.69	7.150	N
900,001 - 950,000	7	6,474,000.00	0.63	8.317	N
950,001 - 1,000,000	5	4,903,756.12	0.48	7.874	N
1,000,001 >=	19	24,463,400.00	2.39	7.672	N
Total:	5,174	1,024,183,060.65	100.00	8.481	N

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3. Product- IO Loans

Product- IO Loans	WA IO Original Term	Number of Loans	Total Loan Balance	Avg Loan Balance	% of Total IO	WA FICO	WA LTV(1)	% Owner Occupied	% Purchase	WA DTI	% Full Doc	% Second Lien
ARM 2/28- IO 5Yrs	60	271	90,499,530.95	333,946.61	89.43	636	80.70	99.79	36.22	43.88	57.89	0.00
ARM 3/27- IO 5Yrs	60	6	2,067,834.00	344,639.00	2.04	650	74.62	100.00	15.73	50.83	84.04	0.00
ARM 5/25- IO 5Yrs	60	22	8,623,725.00	391,987.50	8.52	664	78.47	100.00	19.45	43.48	63.24	0.00
Total:	60	299	101,191,089.95	338,431.74	100.00	639	80.39	99.81	34.38	43.99	58.88	0.00

LTV(1) - LTV for 1st Liens and Combined LTV for 2nd Liens.

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4. Product- IO ARM Loans

Product- IO ARM Loans	Initial Cap 1.000 1.499	Initial Cap 1.500 1.999	Initial Cap 2.000 2.499	Initial Cap 2.500 2.999	Initial Cap 3.000 3.499	Initial Cap 3.500 3.999	Initial Cap 4.000 4.499	Initial Cap 4.500 4.999	Initial Cap 5.000 5.499	Initial Cap 5.500 5.999
ARM 2/28- IO 5Yrs	0.00	0.00	0.00	0.00	90,499,530.95	0.00	0.00	0.00	0.00	0.00
ARM 3/27- IO 5Yrs	0.00	0.00	0.00	0.00	2,067,834.00	0.00	0.00	0.00	0.00	0.00
ARM 5/25- IO 5Yrs	0.00	0.00	0.00	0.00	8,623,725.00	0.00	0.00	0.00	0.00	0.00
Total:	0.00	0.00	0.00	0.00	101,191,089.95	0.00	0.00	0.00	0.00	0.00

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5. FICO

FICO	Loan Count	Outstanding Balance	% by Balance	Weighted Average Gross Coupon	MI Fee
0 - 459	33	3,790,021.00	0.37	9.952	N
480 - 499	1	169,600.00	0.02	11.850	N
500 - 519	244	49,935,619.69	4.88	9.827	N
520 - 539	251	53,305,202.52	5.20	9.615	N
540 - 559	276	59,052,122.85	5.77	9.248	N
560 - 579	585	115,238,898.34	11.25	8.613	N
580 - 599	1,074	182,269,886.55	17.80	8.442	N
600 - 619	879	167,706,719.62	16.37	8.324	N
620 - 639	750	152,745,149.27	14.91	8.104	N
640 - 659	557	115,588,395.75	11.29	8.166	N
660 - 679	378	82,585,349.31	8.06	8.107	N
680 - 699	76	21,585,848.80	2.11	7.633	N
700 - 719	30	8,436,241.09	0.82	7.866	N
720 - 739	25	7,601,616.89	0.74	7.382	N
740 - 759	5	1,444,812.53	0.14	7.053	N
760 >=	10	2,727,576.44	0.27	7.794	N
Total:	5,174	1,024,183,060.65	100.00	8.481	N

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 16:56

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